EXHIBIT 23.02

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form  S-8 (No.  33-98402,  No.  33-74830  and No.  333-13461)  of
Alliance Semiconductor Corporation of our report dated January 22,1999 relating to the financial statements, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS

Hsinchu, Taiwan, R.O.C.
June 30, 1999